2015 First Quarter Earnings April 23, 2015

Safe Harbor Statement 2 4/23/2015 Forward-Looking Statements Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments; and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

3 We’ve Built One Bank out of Seven Acquisitions 4/23/2015 TN KY NC GA SC AL WV VA FL 0 Gulf of Mexico Nashville ill ill ill Winston-Salem i - l i - l i - l Knoxville ill ill ill Naples l l l Miami Charlotte Ch rlottrlott rlott rlottrlott Raleigh l i l i l i Charleston rl rl rl Columbia Colu bi i

4 First Quarter Accomplishments ■ Net income per share up 9% y/y, core net income per share up 13% y/y ■ New loans of $316 million, +25% y/y ■ Loan portfolio grew 6.2% annualized q/q and 11.7% y/y, with strong credit metrics ■ Deposits grew 8.3% annualized q/q, paced by double-digit growth in non-interest checking ■ Special assets and legacy credit expense each down 37% y/y ■ Noninterest expense down 4.7% and 7.3% GAAP and core, respectively, y/y 4/23/2015 See reconciliation of non-GAAP measures in appendix.

First Quarter Financial Summary 5 4/23/2015 See reconciliation of non-GAAP measures in appendix. NM = Not meaningful ■ Net interest income decreased by $1.6 mm sequentially, of which approximately $1.3 mm reflected shorter day count in 1Q ■ $800k reversal of provision includes $1.9 million reversal of impairment in legacy portfolio and $1.1 million provision for new loans ■ Tangible book value per share increased $0.21 to $19.49 ($ mm's except per share data, growth rates, and metrics) 1Q15 4Q14 1Q14 Net interest income 59.7 -3% -4% Provision (reversal) (0.8) 33% NM Core non-interest income 9.8 -3% -12% Core non-interest expense 50.0 -1% -7% Core pretax income 20.4 -6% 3% Core net income 13.0 -7% 5% Per share $0.27 -7% 13% Non-core adjustments (1.6) NM 60% Net income 11.4 -17% 0% Per share $0.24 -17% 9% Key Metrics 1Q15 4Q14 1Q14 Net interest margin 3.96% 4.05% 4.41% Core fee ratio 14.1% 14.1% 15.2% Core efficiency rati 71.9% 70.5% 73.2% Core ROA 0.76% 0.83% 0.76% Core ROTCE 5.8% 6.2% 5.2% % change Pre-tax non-core adjustment detail $ 000s Security gains (90) Founder stock grant expense 95 Contingent value right expense 116 Restructuring and severance charges 2,452

New Loan Production Up 25% Y/Y 6 4/23/2015 New Loans by Geography New Loans by Product $ mm’s $ mm’s 69 152 159 87 92 122 189 162 196 138 62 101 124 175 86$253 $442 $445 $457 $316 1Q14 2Q14 3Q14 4Q14 1Q15 Florida Carolinas Tennessee 103 216 176 233 139 62 69 101 83 65 88 157 168 141 112 $253 $442 $445 $457 $316 1Q14 2Q14 3Q14 4Q14 1Q15 Commercial CRE Consumer

Checking Balances Pacing Deposit Growth 7 4/23/2015 Cost of Deposits Deposit Balances $ mm’s 1,001 1,000 1,006 1,054 1,115 1,327 1,320 1,310 1,384 1,405 1,482 1,481 1,429 1,398 1,416 1,382 1,360 1,430 1,419 1,428 5,192 5,161 5,175 5,255 5,364 1Q14 2Q14 3Q14 4Q14 1Q15 Noninterest demand NOW Savings & Money Market Time Deposits Annualized Q/Q Growth 8% 5% 6% 23% 3% 0.34% 0.33% 0.34% 0.34% 0.34% 0.15% 0.14% 0.14% 0.15% 0.15% 1Q14 2Q14 3Q14 4Q14 1Q15 Total Core

NIM Compresses as Expected on New Loan Yields 8 4/23/2015 Net Interest Margin (NIM) Yields See reconciliation of non-GAAP measures in appendix. 4.41% 4.26% 4.14% 4.05% 3.96% 3.53% 3.37% 3.46% 3.38% 3.26% 1Q14 2Q14 3Q14 4Q14 1Q15 GAAP NIM Contractual NIM5.66% 5.40% 5.17% 4.99% 4.88% 1.71% 1.76% 1.92% 2.08% 2.06% 1Q14 2Q14 3Q14 4Q14 1Q15 Loans Investments

11.4 11.9 10.0 10.6 9.9 2.2 2.1 3.9 3.4 2.4 13.6 14.0 13.9 14.0 12.3 1Q14 2Q14 3Q14 4Q14 1Q15 FDIC indemnification asset expense Total Non-interest Income Deposit Service Charges Under Pressure 9 4/23/2015 Non-interest Income Before FDIC Expense $ mm’s See reconciliation of non-GAAP measures in appendix. Non-interest Income Detail 1Q14 4Q14 1Q15 Services charges on deposits 5.4 5.4 4.7 Debit card income 2.8 3.0 3.0 Fees on mortgage loans sold 0.8 1.1 1.1 Investment advisory and trust fees 1.3 1.2 1.0 Other 3.3 3.3 2.5 Non-interest Income ex FDIC expense 13.6 14.0 12.3 FDIC indemnification asset expense (2.2) (3.4) (2.4) Non-interest Income 11.4 10.6 9.9 $ mm’s

Core Expenses Down 7.2% Y/Y 10 4/23/2015 Core Non-interest Expense $ mm’s See reconciliation of non-GAAP measures in appendix. Non-interest Expense 49.6 49.6 47.5 48.6 47.9 55.2 51.3 51.4 50.9 52.6 1Q14 2Q14 3Q14 4Q14 1Q15 Non-core adjustments REO expense Core non-interest expense, before REO 1Q14 4Q14 1Q15 Salaries and employee benefits 23.5 23.9 23.9 Net occupancy and equipment 8.6 8.0 8.1 Professional fees 2.0 2.1 1.7 Other 15.5 14.7 14.2 Core non-interest expense, before REO 49.6 48.7 47.9 REO expense 4.3 1.8 2.1 Core non-interest expense 53.9 50.4 50.0 Non-core adjustments 1.3 0.5 2.6 Total non-interest expense 55.2 50.9 52.6 $ mm’s

Liquidity and Capital Ratios Remain Strong 11 4/23/2015 ■ Modified duration of investments was 4.4 years at March 31, 2015, vs 4.1 years at December 31, 2014 Tier 1 Leverage Ratio1 (1) Capital ratios are preliminary. Liquidity Cash / Equivalents 19% Agency MBS 41% Agency CMBS 24% Agency CMO 9% Corporate Bonds 4% SBA / Other 2% Muni 1% 14.9% 14.6% 14.4% 14.3% 14.4% 1Q14 2Q14 3Q14 4Q14 1Q15

Highly Asset Sensitive Relative to Median Bank 12 12-month Net Interest Income at Risk Economic Value of Equity at Risk Note: OCC Banks include 1,100 – 1,400 community and mid-size banks/thrifts, data collected in 4Q13 and 1Q14. Source: OCC Interest Rate Risk (IRR) Measurement – Range of Practice Memorandum, 12/17/2014. CBF Adjusted uses peer median deposit re-pricing beta assumptions. CBF data as of 3/31/15, bank only. 1% 2% 2% 3% 7% 11% 4% 9% 13% +100 +200 +300 Parallel Interest Rate Shock Median OCC Bank CBF CBF Adjusted -3% -7% -11% 3% 6% 8% 4% 7% 10% +100 +200 +300 Parallel Interest Rate Shock Median OCC Bank CBF CBF Adjusted Non-Maturity Deposit Assumptions DDA 15% 0% 15% 0% NOW 15% 27% 15% 23% Money Market 21% 44% 21% 40% Savings 14% 44% 14% 25% Capital Bank Decay Rate Repricing Beta Median OCC Bank Decay Rate Repricing Beta

Path to Profitability Target

Core Return on Average Assets



8 bp
1.00%
0.76%
1Q15
NII
Provision
Fee Income
Indemnification Amortization
Expenses
4Q15
Target

Profitability Drivers

- Loan growth offsets margin compression
- Provision normalized
- Modest improvement in fees
- Impact of completed initiatives and legacy credit savings
- New cost and revenue initiatives

4/23/2015

13

New Loan Portfolio Performing Strongly 14 4/23/2015 New Loan Portfolio Credit Metrics Past Dues & Nonaccruals 0.21% 0.12% 0.14% 0.11% 0.11% 0.25% 0.21% 0.22% 0.16% 0.22% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1Q14 2Q14 3Q14 4Q14 1Q15 Past Due Nonaccrual 1Q14 4Q14 1Q15 Criticized 0.74% 0.32% 0.37% Classified Performing 0.50% 0.44% 0.28% Classified Nonperforming 0.25% 0.16% 0.22% Total Criticized/Classified 1.49% 0.92% 0.87% Reserve ($ mm) 20.2 21.4 21.3 Reserve as % of New Loan Portfolio 0.80% 0.63% 0.61%

1Q14 4Q14 1Q15 Provision (reversal) on legacy loans (2.5) (1.4) (1.9) FDIC indemnification asset expense 2.2 3.4 2.4 OREO valuation expense 3.6 1.6 1.4 (Gains) losses on sales of OREO (0.7) (0.4) (0.0) Foreclosed asset related expense 1.4 0.6 0.7 Loan workout expense 1.2 1.4 0.6 Salaries and employee benefits 1.2 1.0 0.8 Total legacy credit expense 6.4 6.1 4.0 -37% Y/Y % Change 832 577 349 328 154 129 78 71 986 706 427 399 2012 2013 2014 1Q15 Loans REO -59% Special Assets Down 59% Since 2012 15 4/23/2015 Special Assets Nonperforming Loans / Total Loans $ mm’s Legacy Credit Expenses $ mm’s 7.7% 5.8% 2.6% 2.5% 2012 2013 2014 1Q15

16 Capital Bank Investment Highlights ■ Experienced management team with institutional track record ; ■ Positioned in Southeastern growth markets ■ Disciplined and sustainable growth story ■ Focused on deploying capital and improving profitability ■ Attractive valuation 4/23/2015

Appendix 17 4/23/2015

Reconciliation of Core Noninterest Income / Expense 18 4/23/2015 $ 000's 1Q15 4Q14 3Q14 2Q14 1Q14 Net interest income $59,729 $61,351 $61,425 $60,831 $62,453 Reported non-interest income 9,920 10,594 9,957 11,887 11,369 Less: Securities gains (losses), net 90 513 317 (28) 174 Core non-interest income $9,830 $10,081 $9,640 $11,915 $11,195 Reported non-interest expense $52,647 $50,932 $51,418 $51,273 $55,224 Less: Stock-based compensation expense 95 239 242 531 533 Contingent value right expense 116 334 278 327 767 Restructuring charges 2,341 – – – – Severance expense 111 – – – – Core non-interest expense $49,984 $50,359 $50,898 $50,415 $53,924 Core Fee Ratio* 14.1% 14.1% 13.6% 16.4% 15.2% Efficiency Ratio** 75.6% 70.8% 72.0% 70.5% 74.8% Core Efficiency Ratio*** 71.9% 70.5% 71.6% 69.3% 73.2% * Core Fee Ratio: Core non-interest income / (Net interest income + Core non-interest income) ** Efficiency Ratio: Non-interest expense / (Net interest income + Non-interest income) ***Core Efficiency Ratio: Core non-interest expense / (Net interest income + Core non-interest income)

Reconciliation of Core Net Income 19 4/23/2015 $ 000's Quarter Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended Ended 1Q15 1Q15 4Q14 4Q14 1Q14 1Q14 $11,389 $11,389 $13,836 $13,836 $11,414 $11,414 Pre-Tax After-tax Pre-Tax After-tax Pre-Tax After-tax Non-Interest Income Security gains* (90) (55) (513) (313) (174) (106) Non-Interest Expense 95 58 239 146 533 328 116 72 334 334 767 767 111 68 - - - - 2,341 1,444 - - - - Tax effect of adjustments* (986) NA 107 NA (137) NA 12,976 12,976 14,003 14,003 $12,403 $12,403 Average Assets $6,854,322 $6,749,124 $6,554,068 Tangible Common Equity $901,884 $910,155 $947,123 ** ROA 0.66% 0.82% 0.70% *** Core ROA 0.76% 0.83% 0.76% **** Core ROTCE 5.8% 6.2% 5.2% * Tax effected at an income tax rate of 38% ** ROA: Annualized net income / average assets *** Core ROA: Annualized core net income / average assets **** Core ROTCE: Annualized core net income / tangible common equity Core Net Income Stock-based compensation expense* Contingent Value Right expense Restructuring charges* Severance expense * Net income Adjustments

Tangible Book Value 20 4/23/2015 (In thousands, except per share data) March 31, 2015 Total common shareholders' equity $1,054,349 Intangibles, net of taxes 145,622 Tangible book value* $908,727 Common shares outstanding 46,632 Tangible book value per share $19.49 * Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Contractual Net Interest Margin 21 4/23/2015 (1) Excludes purchase accounting adjustments $ 000s Average Earning Assets Net Interest Income Net Interest Margin March 31, 2015 Reported 6,168,668 66,572 3.96% Purchase accounting impact (73,831) 10,790 0.70% Contractual Net Interest Margin (1) 3.26% December 31, 2014 Reported 6,045,748 61,723 4.05% Purchase accounting impact (79,632) 10,295 0.67% Contractual Net Interest Margin (1) 3.38% September 30, 2014 Reported 5,911,601 61,660 4.14% Purchase accounting impact (91,982) 10,292 0.68% Contractual Net Interest Margin (1) 3.46% June 30, 2014 Reported 5,756,466 61,077 4.26% Purchase accounting impact (101,062) 12,977 0.89% Contractual Net Interest Margin (1) 3.37% March 31, 2014 Reported 5,774,135 62,721 4.41% Purchase accounting impact (117,732) 12,762 0.88% Contractual Net Interest Margin (1) 3.53%